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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                         FORM 8-A REGISTRATION STATEMENT
                                      UNDER
                       THE SECURITIES EXCHANGE ACT OF 1934

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                             SLS International, Inc.
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             (Exact name of registrant as specified in its charter)



          DELAWARE                                        52-2258371
          --------                                        ----------
(State or Other Jurisdiction of                        (I.R.S. Employer
Incorporation or Organization)                        Identification No.)


                             3119 South Scenic Ave.
                              Springfield, MO 65807
                                 (417) 883-4549
               (Address, including zip code, and telephone number,
                      including area code, of registrant's
                          principal executive offices)

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Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                          Name of each exchange on which
to be so registered                          each class is to be registered
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Common Stock and                                   NASDAQ OTC:BB
Warrants for Common Stock

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]


If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates: __________(if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:


                                     ------
                                (Title of class)


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                                (Title of class)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

Common Stock and Warrants for Common Stock.

ITEM 2.  EXHIBITS.

None.

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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

SLS International, Inc.

May 10, 2002


By:  /s/ John M. Gott
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     John M. Gott,
     President